EXHIBIT 21

                            CENTURY TELEPHONE ENTERPRISES, INC.
                               SUBSIDIARIES OF THE REGISTRANT
                                  AS OF DECEMBER 31, 1998
                                                              State of
Subsidiary                                                  incorporation

Actel Corporation                                              Louisiana
Brownsville Cellular Telephone Co., Inc.                       Delaware
Cascade Autovon Company                                        Washington
Celutel of Biloxi, Inc.                                        Delaware
Celutel, Inc.                                                  Delaware
Century Business Communications, LLC                           Louisiana
Century Cellunet of Alexandria, Inc.                           Louisiana
Century Cellunet of Michigan RSA #4, Inc.                      Louisiana
Century Cellunet of Michigan RSAs, Inc.                        Louisiana
Century Cellunet of Mississippi RSA #2, Inc.                   Mississippi
Century Cellunet of Mississippi RSA #6, Inc.                   Mississippi
Century Cellunet of Mississippi RSA #7, Inc.                   Mississippi
Century Cellunet of North Arkansas, Inc.                       Louisiana
Century Cellunet of Pine Bluff, LLC                            Arkansas
Century Cellunet of Saginaw, Inc.                              Louisiana
Century Cellunet of South Arkansas, Inc.                       Louisiana
Century Cellunet of Southern Michigan, Inc.                    Delaware
Century Cellunet of Texarkana, Inc.                            Louisiana
Century Color Graphics, LLC                                    Louisiana
Century Interactive Communications, Inc.                       Louisiana
Century Interactive Fax, Inc.                                  Louisiana
CenturyTel Entertainment, Inc.                                 Washington
CenturyTel Holdings, Inc.                                      Louisiana
CenturyTel Investments, LLC                                    Louisiana
CenturyTel Long Distance, Inc.                                 Louisiana
CenturyTel Michigan Network, LLC                               Louisiana
CenturyTel Midwest - Michigan, Inc.                            Michigan
CenturyTel of Adamsville, Inc.                                 Tennessee
CenturyTel of Arkansas, Inc.                                   Arkansas
CenturyTel of Central Indiana, Inc.                            Indiana
CenturyTel of Central Louisiana, Inc.                          Louisiana
CenturyTel of Chatham, Inc.                                    Louisiana
CenturyTel of Chester, Inc.                                    Iowa
CenturyTel of Claiborne, Inc.                                  Tennessee
CenturyTel of Colorado, Inc.                                   Colorado
CenturyTel of Cowiche, Inc.                                    Washington
CenturyTel of Eagle, Inc.                                      Colorado
CenturyTel of East Louisiana, Inc.                             Louisiana
CenturyTel of Eastern Oregon, Inc.                             Oregon
CenturyTel of Evangeline, Inc.                                 Louisiana
CenturyTel of Fairwater-Brandon-Alto, Inc.                     Wisconsin
CenturyTel of Forestville, Inc.                                Wisconsin
CenturyTel of Greater Wisconsin, Inc.                          Wisconsin
CenturyTel of Idaho, Inc.                                      Delaware
CenturyTel of Inter Island, Inc.                               Washington
CenturyTel of Lake Dallas, Inc.                                Texas
CenturyTel of Larsen-Readfield, Inc.                           Wisconsin
CenturyTel of Michigan, Inc.                                   Michigan
CenturyTel of Minnesota, Inc.                                  Minnesota
CenturyTel of Monroe County, Inc.                              Wisconsin
CenturyTel of Montana, Inc.                                    Oregon
CenturyTel of Mountain Home, Inc.                              Arkansas
CenturyTel of North Louisiana, Inc.                            Louisiana
CenturyTel of North Mississippi, Inc.                          Mississippi
CenturyTel of Northern Michigan, Inc.                          Michigan
CenturyTel of Northern Wisconsin, Inc.                         Wisconsin
CenturyTel of Northwest Louisiana, Inc.                        Louisiana
CenturyTel of Northwest Wisconsin, Inc.                        Wisconsin
CenturyTel of Odon, Inc.                                       Indiana
CenturyTel of Ohio, Inc.                                       Ohio
CenturyTel of Ooltewah-Collegedale, Inc.                       Tennessee
CenturyTel of Oregon, Inc.                                     Oregon
CenturyTel of Port Aransas, Inc.                               Texas
CenturyTel of Postville, Inc.                                  Iowa
CenturyTel of Redfield, Inc.                                   Arkansas
CenturyTel of Ringgold, Inc.                                   Louisiana
CenturyTel of San Marcos, Inc.                                 Texas
CenturyTel of South Arkansas, Inc.                             Arkansas
CenturyTel of Southeast Louisiana, Inc.                        Louisiana
CenturyTel of Southern Wisconsin, Inc.                         Wisconsin
CenturyTel of Southwest Louisiana, Inc.                        Louisiana
CenturyTel of the Gem State, Inc.                              Idaho
CenturyTel of the Midwest-Kendall, Inc.                        Wisconsin
CenturyTel of the Midwest-Wisconsin, Inc.                      Wisconsin
CenturyTel of the Northwest, Inc.                              Washington
CenturyTel of the Southwest, Inc.                              New Mexico
CenturyTel of Upper Michigan, Inc.                             Michigan
CenturyTel of Washington, Inc.                                 Washington
CenturyTel of Wisconsin, Inc.                                  Wisconsin
CenturyTel of Wyoming, Inc.                                    Wyoming
CenturyTel Paging, Inc.                                        Louisiana
CenturyTel Personal Access Network, Inc.                       Louisiana
CenturyTel Security Systems, Inc.                              Louisiana
CenturyTel Service Group, LLC                                  Louisiana
CenturyTel Supply Group, Inc.                                  Louisiana
CenturyTel Telecom Service, Inc.                               Washington
CenturyTel Telecommunications, Inc.                            Texas
CenturyTel Telelink, Inc.                                      Louisiana
CenturyTel Wireless Louisiana, Inc.                            Louisiana
CenturyTel Wireless of Appleton-Oshkosh-Neenah MSA, LLC        Delaware
CenturyTel Wireless of La Crosse, LLC                          Delaware
CenturyTel Wireless of North Louisiana, LLC                    Louisiana
CenturyTel Wireless of Shreveport, LLC                         Louisiana
CenturyTel Wireless of Wisconsin RSA #1, LLC                   Delaware
CenturyTel Wireless of Wisconsin RSA #10, LLC                  Delaware
CenturyTel Wireless of Wisconsin RSA #2, LLC                   Delaware
CenturyTel Wireless of Wisconsin RSA #3, LLC                   Delaware
CenturyTel Wireless of Wisconsin RSA #6, LLC                   Delaware
CenturyTel Wireless of Wisconsin RSA #8, LLC                   Delaware
CenturyTel Wireless, Inc.                                      Louisiana
CenturyTel/Area Long Lines, Inc.                               Wisconsin
CenturyTel/Remote Access, Inc.                                 Louisiana
CenturyTel/Tele-Max, Inc.                                      Texas
CenturyTel/Teleview of Wisconsin, Inc.                         Wisconsin
CenturyTel/WORLDVOX, Inc.                                      Oregon
Eau Claire Cellular, Inc.                                      Colorado
Jackson Cellular Telephone Co., Inc.                           Delaware
MVI Corp.                                                      Oregon
North-West Cellular of Eau Claire, Inc.                        Wisconsin
Pacific Telecom Cellular of Alaska RSA #1, Inc.                Alaska
Pacific Telecom Cellular of Alaska, Inc.                       Alaska
Pacific Telecom Cellular of Michigan RSA #1, Inc.              Michigan
Pacific Telecom Cellular of Michigan RSA #2, Inc.              Michigan
Pacific Telecom Cellular of Michigan, Inc.                     Michigan
Pacific Telecom Cellular of Oregon, Inc.                       Oregon
Pacific Telecom Cellular of Washington, Inc.                   Washington
Pacific Telecom Cellular, Inc.                                 Wisconsin
Pacific Telecom of Alaska PCS, Inc.                            Alaska
Pascagoula Cellular Services, Inc.                             Mississippi
PTI Communications of Alaska, Inc.                             Alaska
Telephone Utilities of Alaska, Inc.                            Alaska
Telephone Utilities of the Northland, Inc.                     Alaska
The McAllen Cellular Telephone Co., Inc.                       Nevada

    Certain of the Company's smaller subsidiaries have been intentionally omitted from this exhibit pursuant to rules and regulations of the Securities and Exchange Commission.